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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO

                                CONTRACT OF SALE

         THIS FIRST AMENDMENT TO CONTRACT OF SALE (the "Amendment") is made and entered into as of the 27th day of November, 2002, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller") and FAIRFIELD RESORTS, INC., a Delaware corporation ("Purchaser").

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser entered into that certain Contract of Sale (the "Contract") effective as of August 17, 2002, whereby Seller agreed to sell, and Purchaser agreed to purchase, certain land located in Las Vegas, Nevada (the "Land").

         WHEREAS, Seller and Purchaser now wish to amend the Contract to add certain conditions precedent to Purchaser's obligations to close the sale and purchase of the Land.

         NOW, THEREFORE, for and in consideration of the mutual covenants, conditions and agreements set forth herein and under the Contract, the parties hereto do agree as follows:

         1. Amendment of Article VIII. Article VIII of the Contract is hereby amended to add the following language at the end of the existing paragraph:

         Notwithstanding the foregoing, the following shall be a condition precedents to Purchaser's obligations to close the purchase of the Land:


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                  At Closing, Seller shall execute a document causing the
                  timeshare declaration (as amended) encumbering the Land to be removed so that the Title Policy can be issued without exception for the current timeshare declaration (as amended).

If the foregoing condition is not satisfied on or at Closing, then Purchaser will be entitled, as Purchaser's sole and exclusive remedies, either (i) to terminate the Contract, in which event the earnest money (less $500.00) shall be returned to Purchaser by the Title Company, or (ii) to waive the foregoing conditions and proceed with the closing of the Contract.

         2. Full Force and Effect. Except as specifically amended herein, the Contract shall remain in full force and effect.

         NOW, THEREFORE, the parties have executed this Amendment as of the date above first written.

                                      SILVERLEAF RESORTS, INC., a Texas
                                      corporation

                                      By: /S/ ROBERT E. MEAD
                                          --------------------------------------
                                      Print Name: Robert E. Mead
                                      Title: Chief Executive Officer

                                      FAIRFIELD RESORTS, INC., a Delaware
                                      corporation

                                      By: /S/ LAURENCE E. KINSOLVING
                                          --------------------------------------
                                      Print Name: Laurence E. Kinsolving
                                      Title: Executive Vice President

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